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                        UNITED STATES SECURITIES AND
                             EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 14, 1999


                              SYMMETRICOM, INC.
           (Exact name of registrant as specified in its charter)


           California                  0-2287                  95-1906306
  (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)          Identification No.)


  2300 Orchard Parkway, San Jose, California                  95131-1017
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  408-943-9403


                               Not Applicable
        (Former name or former address, if changed since last report)
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ITEM 2. ACQUISTION OR DISPOSITON OF ASSETS

Agreement for Disposition of Linfinity Microelectronics Inc., a subsidiary of
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Symmetricom, Inc.
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     On April 14, 1999, Symmetricom, Inc., a California corporation,
("Symmetricom" or "Registrant"), Linfinity Microelectronics Inc., a Delaware corporation which is a subsidiary of Symmetricom, ("Linfinity"), Microsemi Corporation, a Delaware corporation, ("Purchaser")and Micro-Linfinity Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Purchaser, ("Purchaser Sub") completed an agreement in which the Purchaser Sub was merged with and into Linfinity. Following the merger, the separate corporate existence of Purchaser Sub ceased and Linfinity continues as the surviving corporation.

     Symmetricom issued a news release concerning the Merger, which is attached as Exhibit 99.4 hereto.

     The aggregate purchase price payable for all the capital stock of Linfinity in the Merger is $24,125,001 (the "Purchase Price") of which $1,125,000 shall be held in escrow for a period of two years. The consideration to be paid to shareholders of Linfinity is $2.96 (the "Preferred Price Per Share") and $1.46 (the "Common Price Per Share"). The outstanding capital stock of Linfinity is comprised of 6,000,000 shares of Preferred Stock and 4,197,824 shares of Common Stock. There are stock options outstanding to purchase 121,449 and 109,000 shares of Linfinity's Common Stock at $0.50 and $0.80 per share, respectively. The holders of these options are entitled to receive in cash the difference between $1.46 and the option exercise price.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     99.4 News release dated April 14, 1999, relating to the Merger in accordance with the Agreement and Plan of Reorganization By and Among Linfinity Microelectronics Inc., Symmetricom, Inc., Micro-Linfinity Acquisition Corporation, and Microsemi Corporation dated as of February 10, 1999.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SYMMETRICOM, INC.
                                            (Registrant)

DATE:  April 29, 1999                       By: /s/ Thomas W. Steipp
                                               -----------------------------
                                               Thomas W. Steipp
                                               Chief Executive Officer
                                               and Chief Financial Officer
                                               (for Registrant and as
                                               Principal Financial and
                                               Accounting Officer)